UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 20, 2005


                                ICOS CORPORATION
             (Exact name of registrant as specified in its charter)

         Washington                         0-19171                91-1463450
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(State or other jurisdiction of          (Commission          (I.R.S. Employer
 incorporation or organization)          File Number)        Identification No.)


           22021 - 20th Avenue S.E., Bothell, WA         98021
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          (Address of principal executive offices)     (Zip code)


                                 (425) 485-1900
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              (Registrant's telephone number, including area code)


                                 Not Applicable
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02.    Results of Operations and Financial Condition

     On October 20, 2005, Lilly ICOS LLC, our 50/50 joint venture with Eli Lilly and Company, that is marketing Cialis(R) (tadalafil) for the treatment of erectile dysfunction, issued a press release announcing its financial results for the quarter ended September 30, 2005. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          ICOS CORPORATION

Date: October 20, 2005                    By:     /S/ MICHAEL A. STEIN
      ----------------                            --------------------
                                                  Michael A. Stein
                                                  Senior Vice President and
                                                  Chief Financial Officer




                                  EXHIBIT INDEX



Exhibit No.                Description

99 Press Release of Lilly ICOS LLC dated October 20, 2005, reporting Lilly ICOS' financial results for the quarter ended September 30, 2005.